NUMBER 0                                                                  SHARES

                         CAPITAL GROWTH HOLDINGS, LTD.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
               100,000,000 AUTHORIZED SHARES $.001 PAR VALUE

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                                                 |   CUSIP 139907 10 9   |
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                                                         SEE REVERSE
                                                   FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

Is The Owner of

     FULLY PAID AND NON-ASSESSABLE SHARES WITHOUT PAR VALUE COMMON STOCK OF

                         CAPITAL GROWTH HOLDINGS, LTD.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

      IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.


Dated:
          /s/ Michael D. Jacobs                   /s/ Ronald B. Koenig
               SECRETARY                                     PRESIDENT


                     [SEAL OF CAPITAL GROWTH HOLDINGS, INC.]


COUNTERSIGNED:
     American Securities Transfer & Trust, Inc.
                   P.O. Box 1596
             Denver, Colorado  80201


By_____________________________________________________
     Transfer Agent & Registrar Authorized Signature

The Corporation will furnish to any shareholder upon request, made in writing, and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued.

                         CAPITAL GROWTH HOLDINGS, LTD.

                TRANSFER FEE: $15.00 PER NEW CERTIFICATE ISSUED

     The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --as tenants in common             UNIF GIFT MIN ACT_____Custodian____
TEN ENT --as tenants by the entireties                     (Cust)        (Minor)
JT TEN  --as joint tenants with right of        under Uniform Gifts to Minors
          survivorship and not as tenants       Act___________________________
          in common                                          (State)

    Additional abbreviations may also be used though not in the above list.
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For Value Received,___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
 _______________________________
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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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------------------------------------------------------------------------  Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


--------------------------------------------------------------- attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated
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          NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                  NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:



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The signature(s) should be guaranteed by an eligible guarantor institution
(Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.